UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period :	June 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5 | 31 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 17

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

July 11, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Performance history as of 5/31/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/17. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

2 Dynamic Asset Allocation Equity Fund

Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

Bob, what was the investment environment like during the 12-month reporting period ended May 31, 2017?

The period included some surprising geopolitical events and unusual market rallies as investors shrugged off occasional uncertainty while the overall global economy continued to produce stable growth. Near the beginning of the period, U.K. voters provided the first surprise by endorsing the “Brexit” referendum on withdrawal from the European Union and causing a temporary selloff in global stock markets. As concern over immediate Brexit impacts moderated, investors turned their attentions to the November 2016 U.S. elections. Indicators suggested skittishness about a Trump victory in the months leading up to the election, but on news of the outcome, investors appeared to embrace expectations that the new Republican administration and Congress would usher in fiscal stimulus in the form of tax reform, infrastructure spending, and business deregulation. The second half of the reporting period saw continued support for risk assets and U.S. stocks continued to perform strongly, breaching historical highs.

Dynamic Asset Allocation Equity Fund 3

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Dynamic Asset Allocation Equity Fund

For the 12-month period as a whole, the S&P 500 Index, a broad measure of the U.S. stock market results, returned 17.47% during the period, and U.S. small-cap stocks, as measured by the Russell 2000 Index gained 20.36% as investors viewed Trump’s potential business-friendly policies as a possible boon to smaller companies. International stocks were more muted during the first half of the reporting period, partly in response to concerns about the impact of potential populist-driven trade protectionism in the United States and Europe. Overseas markets later rallied, lifting the MSCI EAFE Index [ND], which tracks stocks in international developed markets, 16.44% during the period. Emerging-market stocks, which are typically more volatile in price, ended the 12 months with an annual gain of 27.88%, as measured by the MSCI Emerging Markets Index [GD], benefiting in part from stabilizing commodity prices and a softening dollar.

How did the fund perform during the 12-month reporting period ended May 31, 2017?

Putnam Dynamic Asset Allocation Equity Fund’s class A shares returned 16.84% excluding sales charges, underperforming the return of 17.69% for the Russell 3000 Index, the fund’s primary benchmark, and 18.15% for the fund’s secondary benchmark, the Putnam Equity Blended Index. The fund’s positive return reflected the strong appetite for risk assets during the period, with a substantial portion of this gain supported by the solid performance of U.S. stocks.

What helped and what hurt the fund’s performance relative to its composite benchmark?

We seek to add value in two basic ways — through asset allocation strategies and through active security selection within those allocations. Our asset allocation strategies during the 12-month reporting period detracted slightly, in particular our exposure to small-cap stocks, where tactical positioning led to benchmark-relative weakness. With U.S. and international equities performing roughly in line with one another, there was little value to be added from tactical allocation to one or another.

Active implementation and security selection was roughly flat for the 12-month period. The strategy benefited from positive selection in international developed equity markets as well as strong performance from our currency overlay. Strength here was largely offset by weakness in emerging-market equity selection and selection within small-cap U.S. equities.

Did you make any major strategy shifts during the period?

Within the United States it has become increasingly evident to us that it will likely take some time for political leaders to work out an economic stimulus program, and this could dampen what have been strong recent returns from risk assets. Our current belief, however, is that the pro-growth agenda items have not been permanently impaired. With heightened political uncertainty in mind, we will keep a close eye on our allocations to those areas.

What is your outlook over the next several months of 2017?

The 12-month period showed that the global economy is strong enough to perform well against an evolving backdrop of political uncertainties, suggesting that the environment may remain favorable for risk assets in the near term, in our view. With tax reform and trade policy legislation slow to develop in the United States, investor hopes for quick legislative stimulus appeared to be waning at the end of the reporting period. At the same time, in our

Dynamic Asset Allocation Equity Fund 5

view, global growth looks solid, if not accelerating; consumer confidence remains high; and markets are behaving much as we would expect. In Europe, populist candidates that advocate disrupting trade relationships have mostly failed to gain traction, including most recently in France. We will continue to monitor ongoing elections there, as well as the “Brexit” negotiations between the United Kingdom and the European Union.

In the United States, the Federal Reserve has shifted its focus and indicated that it may begin to sell off bonds it purchased during years of quantitative easing. This process would likely push interest rates higher, in our view. How markets may react to this, and how much the Fed raises rates directly going forward remains to be seen. After a strong period of U.S. stock returns, we believe markets outside the United States may provide relative opportunity.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Dynamic Asset Allocation Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (1/23/09)
Before sales charge	212.24%	14.60%	89.97%	13.69%	23.07%	7.16%	16.84%

After sales charge	194.28	13.79	79.05	12.36	15.99	5.07	10.12

Class P (8/31/16)
Net asset value	212.87	14.62	90.36	13.74	23.32	7.24	17.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Russell 3000 Index	253.82%	16.32%	103.43%	15.26%	31.94%	9.68%	17.69%

Putnam Equity
Blended Index†	218.82	14.88	90.28	13.73	24.95	7.71	18.15

Lipper Multi-Cap
Core Funds	216.89	14.70	90.72	13.71	23.17	7.14	15.63
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/17, there were 759, 661, 575, and 436 funds, respectively, in this Lipper category.

† Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Dynamic Asset Allocation Equity Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class P shares would have been valued at $31,287.

Fund price and distribution information For the 12-month period ended 5/31/17

Distributions	Class A		Class P

Number	1		1

Income	$0.148		$0.155

Capital gains	—		—

Total	$0.148		$0.155

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/16	$11.05	$11.72	—

8/31/16*	—	—	$11.41

5/31/17	12.75	13.53	12.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class P shares.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (1/23/09)
Before sales charge	214.44%	14.54%	84.03%	12.97%	21.52%	6.71%	19.17%

After sales charge	196.36	13.74	73.45	11.64	14.54	4.63	12.32

Class P (8/31/16)
Net asset value	215.07	14.57	84.40	13.02	21.77	6.79	19.43

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P

Net expenses for the fiscal year ended 5/31/16*†	0.87%	0.63%**

Total annual operating expenses for the fiscal year ended 5/31/16*†	1.38%	1.14%**

Annualized expense ratio for the six-month period ended 5/31/17‡	0.86%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Although the fund’s distribution and service (12b-1) plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees. Should the Trustees decide in the future to approve payments under the plan, this prospectus will be revised.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on data in the financial highlights.

** Other expenses are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

Dynamic Asset Allocation Equity Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 12/1/16 to 5/31/17. For a new class, the expenses shown are for the period from the inception date of the class to 5/31/17. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P‡

Expenses paid per $1,000 *†	$4.53	$3.32

Ending value (after expenses)	$1,111.10	$1,112.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/17. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 12/1/16 to 5/31/17, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P

Expenses paid per $1,000 *†	$4.33	$3.18

Ending value (after expenses)	$1,020.64	$1,021.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17, or in the case of a new class, the average net assets of the class from the inception date for the class to 5/31/17. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings

Dynamic Asset Allocation Equity Fund 11

are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Dynamic Asset Allocation Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Equity Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Dynamic Asset Allocation Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Equity Fund (the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2017

Dynamic Asset Allocation Equity Fund 15

The fund’s portfolio 5/31/17

COMMON STOCKS (89.4%)*	Shares	Value

Advertising and marketing services (0.1%)

Hakuhodo DY Holdings, Inc. (Japan)	1,200	$15,874

WPP PLC (United Kingdom)	4,128	92,759

		108,633

Aerospace and defense (1.9%)

Huntington Ingalls Industries, Inc.	684	133,934

L3 Technologies, Inc.	2,804	472,726

Northrop Grumman Corp.	1,691	438,341

Raytheon Co.	2,596	425,770

Spirit AeroSystems Holdings, Inc. Class A	2,010	109,525

		1,580,296

Airlines (0.9%)

Aeroflot PJSC (Russia) †	13,407	44,546

ANA Holdings, Inc. (Japan)	26,000	85,195

Delta Air Lines, Inc.	8,658	425,368

Deutsche Lufthansa AG (Germany)	638	12,395

easyJet PLC (United Kingdom)	619	11,277

International Consolidated Airlines Group SA (Spain)	3,694	28,794

Japan Airlines Co., Ltd. (Japan)	500	14,650

Qantas Airways, Ltd. (Australia)	23,790	88,563

		710,788

Automotive (0.9%)

Fiat Chrysler Automobiles NV (Italy) †	6,249	65,600

Ford Motor Co.	2,108	23,441

Fuji Heavy Industries, Ltd. (Japan)	1,400	47,341

Hino Motors, Ltd. (Japan)	1,400	17,002

Lear Corp.	1,038	154,704

Maruti Suzuki India, Ltd. (India)	284	31,741

Mazda Motor Corp. (Japan)	2,800	38,176

Peugeot SA (France)	3,955	77,972

Renault SA (France) †	717	66,924

Suzuki Motor Corp. (Japan)	300	14,126

Valeo SA (France)	1,250	87,017

Visteon Corp. †	843	84,544

		708,588

Banking (6.4%)

Banco Macro SA ADR (Argentina)	656	58,692

Banco Santander SA (Spain)	14,843	96,392

Bank of China, Ltd. (China)	225,000	112,608

Bank Tabungan Negara Persero Tbk PT (Indonesia)	243,900	45,777

BNP Paribas SA (France)	2,141	151,088

China Construction Bank Corp. (China)	99,000	81,817

Citigroup, Inc.	19,556	1,183,920

Credicorp, Ltd. (Peru)	513	85,938

Credit Agricole SA (France)	5,237	80,244

DNB ASA (Norway)	4,815	81,548

Dubai Islamic Bank PJSC (United Arab Emirates) †	30,822	48,755

East West Bancorp, Inc.	1,173	64,198

First Hawaiian, Inc.	2,867	79,015

16 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value

Banking cont.

Fukuoka Financial Group, Inc. (Japan)	8,000	$35,973

Grupo Supervielle SA ADR (Argentina)	1,918	32,932

HDFC Bank, Ltd. (India)	2,233	56,628

Industrial & Commercial Bank of China, Ltd. (China)	170,000	113,660

Industrial Bank of Korea (South Korea)	6,035	69,535

Itau Unibanco Holding SA ADR (Preference) (Brazil)	5,745	62,678

JPMorgan Chase & Co.	17,099	1,404,683

Mitsubishi UFJ Financial Group, Inc. (Japan)	27,242	169,946

Popular, Inc. (Puerto Rico)	2,061	76,669

Resona Holdings, Inc. (Japan)	21,800	111,549

Sberbank of Russia PJSC ADR (Russia)	10,693	119,227

Shinhan Financial Group Co., Ltd. (South Korea)	1,286	56,799

Societe Generale SA (France)	3,001	157,333

State Bank of India (India)	10,854	48,500

Sumitomo Mitsui Financial Group, Inc. (Japan)	5,407	194,017

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,300	44,018

SunTrust Banks, Inc.	3,754	200,351

TCF Financial Corp.	2,746	41,355

Turkiye Garanti Bankasi AS (Turkey)	11,184	30,434

Woori Bank (South Korea)	3,211	43,880

		5,240,159

Beverage (1.3%)

Coca-Cola Amatil, Ltd. (Australia)	19,744	137,025

Dr. Pepper Snapple Group, Inc.	959	89,005

PepsiCo, Inc.	7,129	833,166

Thai Beverage PCL (Thailand)	31,900	20,173

		1,079,369

Biotechnology (2.0%)

Celgene Corp. †	6,552	749,614

Gilead Sciences, Inc.	14,310	928,576

		1,678,190

Broadcasting (0.7%)

Discovery Communications, Inc. Class A † S	16,309	432,189

Liberty SiriusXM Group Class A †	2,038	84,923

RTL Group SA (Belgium)	614	47,785

		564,897

Building materials (0.4%)

Asahi Glass Co., Ltd. (Japan)	2,000	16,325

Masco Corp.	4,356	162,261

Owens Corning	1,970	122,928

		301,514

Cable television (0.2%)

Cable One, Inc.	42	30,181

Sky PLC (United Kingdom)	9,750	124,493

		154,674

Chemicals (1.6%)

Asahi Kasei Corp. (Japan)	7,000	67,282

Asian Paints, Ltd. (India)	1,175	20,965

BASF SE (Germany)	2,579	242,894

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (89.4%)* cont.	Shares	Value

Chemicals cont.

Cabot Corp.	639	$33,375

Celanese Corp. Ser. A	301	26,052

Covestro AG (Germany)	663	49,587

Evonik Industries AG (Germany)	4,116	141,740

Formosa Plastics Corp. (Taiwan)	10,000	29,821

Grand Pacific Petrochemical (Taiwan)	39,000	26,774

Hansol Chemical Co., Ltd. (South Korea)	368	25,243

Hanwha Chemical Corp. (South Korea)	915	24,354

Hitachi Chemical Co., Ltd. (Japan)	1,600	44,135

Kuraray Co., Ltd. (Japan)	3,100	55,730

LG Chemical, Ltd. (South Korea)	143	38,573

Mitsubishi Chemical Holdings Corp. (Japan)	9,100	68,897

Mitsubishi Gas Chemical Co., Inc. (Japan)	1,700	35,059

Sherwin-Williams Co. (The)	954	316,509

Shin-Etsu Chemical Co., Ltd. (Japan)	500	44,840

		1,291,830

Commercial and consumer services (1.6%)

Adecco Group AG (Switzerland)	2,115	157,661

Aramark	3,271	121,877

Booz Allen Hamilton Holding Corp.	2,359	93,039

Dai Nippon Printing Co., Ltd. (Japan)	5,000	55,576

Euronet Worldwide, Inc. †	323	28,175

Industrivarden AB Class A (Sweden)	2,692	67,707

ISS A/S (Denmark)	1,229	50,950

Itausa — Investimentos Itau SA (Preference) (Brazil)	10,756	29,749

Itausa — Investimentos Itau SA (Brazil)	6	16

LSC Communications, Inc.	982	20,887

Qualicorp SA (Brazil)	4,393	38,039

Randstad Holding NV (Netherlands)	724	41,885

RELX PLC (United Kingdom)	2,242	48,039

ServiceMaster Global Holdings, Inc. †	1,210	45,738

Square, Inc. Class A † S	13,830	317,952

TransUnion †	2,400	104,904

Vantiv, Inc. Class A †	903	56,636

		1,278,830

Computers (4.4%)

Amadeus IT Holding SA Class A (Spain)	3,454	201,181

Apple, Inc.	14,988	2,289,567

Citrix Systems, Inc. †	2,961	244,401

Fortinet, Inc. †	4,360	171,522

Fujitsu, Ltd. (Japan)	1,000	7,294

HP, Inc.	23,434	439,622

NCR Corp. †	1,979	76,251

Otsuka Corp. (Japan)	700	43,043

Synopsys, Inc. †	1,654	123,835

Vakrangee, Ltd. (India) †	3,828	21,650

Xerox Corp.	4,396	31,080

		3,649,446

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value

Conglomerates (0.3%)

Danaher Corp.	2,774	$235,624

		235,624

Construction (0.7%)

China State Construction International Holdings, Ltd. (China)	22,000	38,170

CIMIC Group, Ltd. (Australia)	4,208	126,634

HOCHTIEF AG (Germany) †	156	28,696

Kajima Corp. (Japan)	4,000	30,736

Mota-Engil SGPS SA (Portugal)	11,313	34,567

NCC, Ltd./India (India) †	27,555	37,540

Promotora y Operadora de Infraestructura SAB de CV (Mexico)	4,364	45,491

Skanska AB (Sweden)	5,904	140,546

Taisei Corp. (Japan)	8,000	68,334

		550,714

Consumer (1.1%)

Basso Industry Corp. (Taiwan)	14,000	39,702

Clorox Co. (The)	1,943	263,723

Kimberly-Clark Corp.	3,652	473,774

Scotts Miracle-Gro Co. (The) Class A	1,053	91,200

		868,399

Consumer finance (0.3%)

Discover Financial Services	3,532	207,328

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	12,900	65,810

		273,138

Consumer goods (1.0%)

Amorepacific Corp. (South Korea)	103	31,555

Beauty Community PCL (Thailand)	73,800	23,401

Beiersdorf AG (Germany)	174	18,686

CLIO Cosmetics Co., Ltd. (South Korea)	597	21,169

Energizer Holdings, Inc.	1,151	61,694

Kao Corp. (Japan)	3,200	201,766

Procter & Gamble Co. (The)	1,644	144,820

Spectrum Brands Holdings, Inc.	504	67,763

Ulta Salon, Cosmetics & Fragrance, Inc. †	827	252,103

Unilever PLC (United Kingdom)	125	6,976

		829,933

Consumer services (0.1%)

Ashtead Group PLC (United Kingdom)	3,637	73,384

Liberty Interactive Corp. †	606	32,657

		106,041

Containers (0.4%)

Crown Holdings, Inc. †	5,615	324,210

		324,210

Distribution (0.9%)

ITOCHU Corp. (Japan)	11,700	166,177

Pool Corp.	231	27,519

Sysco Corp.	6,171	336,690

Toyota Tsusho Corp. (Japan)	3,300	101,160

Watsco, Inc.	822	116,001

Wolseley PLC (United Kingdom)	263	17,316

		764,863

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (89.4%)* cont.	Shares	Value

Electric utilities (2.4%)

American Electric Power Co., Inc.	4,015	$288,197

CenterPoint Energy, Inc.	4,615	132,035

E.ON SE (Germany)	9,812	85,842

Edison International	334	27,244

Endesa SA (Spain)	3,274	81,703

Enel SpA (Italy)	40,174	214,726

Entergy Corp.	6,080	480,685

Exelon Corp.	6,157	223,561

FirstEnergy Corp.	7,594	222,049

Iberdrola SA (Spain)	3,366	26,839

Power Grid Corp. of India, Ltd. (India)	11,065	35,663

PPL Corp.	1,740	69,443

Tohoku Electric Power Co., Inc. (Japan)	3,100	46,017

		1,934,004

Electrical equipment (0.1%)

Daikin Industries, Ltd. (Japan)	100	9,801

WESCO International, Inc. †	605	36,996

		46,797

Electronics (2.0%)

Agilent Technologies, Inc.	3,742	225,792

Elite Material Co., Ltd. (Taiwan)	8,000	33,246

Exide Industries, Ltd. (India) †	8,378	29,898

FLIR Systems, Inc.	1,604	60,776

Hollysys Automation Technologies, Ltd. (China)	2,041	32,636

Hon Hai Precision Industry Co., Ltd. (Taiwan)	22,000	75,335

Hoya Corp. (Japan)	1,200	59,095

Samsung Electronics Co., Ltd. (South Korea)	186	371,302

Samsung Electronics Co., Ltd. (Preference) (South Korea)	25	39,054

SK Hynix, Inc. (South Korea)	914	46,533

Texas Instruments, Inc.	8,275	682,605

		1,656,272

Energy (oil field) (0.4%)

Baker Hughes, Inc.	5,189	286,173

Superior Energy Services, Inc. †	1,617	16,768

		302,941

Energy (other) (0.1%)

Innogy SE (Germany)	797	32,706

Vestas Wind Systems A/S (Denmark)	772	68,614

		101,320

Engineering and construction (0.5%)

ACS Actividades de Construccion y Servicios SA (Spain)	3,775	150,819

China Communications Construction Co., Ltd. (China)	24,000	32,400

CTCI Corp. (Taiwan)	20,000	32,947

Jacobs Engineering Group, Inc.	1,973	103,425

Quanta Services, Inc. †	4,271	130,949

		450,540

Entertainment (—%)

Dolby Laboratories, Inc. Class A	634	31,947

		31,947

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value

Environmental (—%)

Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	4,000	$22,408

		22,408

Financial (1.2%)

3i Group PLC (United Kingdom)	19,943	229,975

AerCap Holdings NV (Ireland) †	500	22,010

Ally Financial, Inc.	6,407	118,786

CoreLogic, Inc. †	683	29,574

CTBC Financial Holding Co., Ltd. (Taiwan)	74,000	47,113

DGB Financial Group, Inc. (South Korea)	4,170	42,832

Edelweiss Financial Services, Ltd. (India)	10,772	28,908

Hana Financial Group, Inc. (South Korea)	1,212	44,438

HSBC Holdings PLC (United Kingdom)	4,317	37,579

Mizuho Financial Group, Inc. (Japan)	104,716	182,296

ORIX Corp. (Japan)	8,400	132,580

Shriram Transport Finance Co., Ltd. (India)	2,949	46,621

		962,712

Food (2.6%)

BIM Birlesik Magazalar AS (Turkey)	1,186	21,095

Bunge, Ltd.	2,243	179,373

Campbell Soup Co.	3,481	200,680

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Brazil) S	1,594	33,649

ConAgra Foods, Inc.	5,201	200,447

Dino Polska SA 144A (Poland) †	2,321	25,662

Hershey Co. (The)	2,202	253,825

Ingredion, Inc.	1,057	120,593

Lamb Weston Holdings, Inc.	1,991	92,402

Marine Harvest ASA (Norway)	4,095	71,729

Nestle SA (Switzerland)	1,548	132,097

Pinnacle Foods, Inc.	1,761	109,728

Tate & Lyle PLC (United Kingdom)	10,211	97,094

Tyson Foods, Inc. Class A	6,347	363,937

WH Group, Ltd. (Hong Kong)	96,500	90,400

Wilmar International, Ltd. (Singapore)	12,200	31,213

WM Morrison Supermarkets PLC (United Kingdom)	18,749	59,475

X5 Retail Group NV GDR (Russia) †	1,822	65,956

		2,149,355

Forest products and packaging (0.4%)

Mondi, Ltd. (South Africa)	1,180	31,067

Packaging Corp. of America	1,712	174,898

UPM-Kymmene OYJ (Finland)	3,060	86,280

		292,245

Gaming and lottery (0.4%)

Aristocrat Leisure, Ltd. (Australia)	4,692	76,003

Bloomberry Resorts Corp. (Philippines) †	125,300	23,663

International Game Technology PLC	990	17,573

TABCORP Holdings, Ltd. (Australia)	26,089	88,785

William Hill PLC (United Kingdom)	22,270	82,437

		288,461

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (89.4%)* cont.	Shares	Value

Health-care services (2.8%)

Alfresa Holdings Corp. (Japan)	700	$13,501

AmerisourceBergen Corp. S	3,718	341,201

Charles River Laboratories International, Inc. †	793	72,996

Fresenius SE & Co. KGaA (Germany)	337	28,851

McKesson Corp.	3,200	521,888

Medipal Holdings Corp. (Japan)	2,800	51,525

Premier, Inc. Class A †	1,020	35,210

UnitedHealth Group, Inc.	6,256	1,095,926

WellCare Health Plans, Inc. †	929	159,602

		2,320,700

Homebuilding (0.2%)

Berkeley Group Holdings PLC (The) (United Kingdom)	170	7,132

NVR, Inc. †	42	95,860

Taylor Wimpey PLC (United Kingdom)	24,412	63,882

		166,874

Household furniture and appliances (0.1%)

Coway Co., Ltd. (South Korea)	459	41,202

Electrolux AB Ser. B (Sweden)	1,842	59,151

		100,353

Industrial (0.1%)

HD Supply Holdings, Inc. †	2,751	111,003

		111,003

Insurance (3.9%)

Aflac, Inc.	3,772	284,333

AIA Group, Ltd. (Hong Kong)	6,000	42,541

Allianz SE (Germany)	1,288	247,271

Allstate Corp. (The)	3,593	310,220

American Financial Group, Inc.	394	39,341

Aspen Insurance Holdings, Ltd.	473	24,028

Assured Guaranty, Ltd.	1,686	65,855

AXA SA (France)	4,987	132,995

China Life Insurance Co., Ltd. (Taiwan)	42,000	41,192

Discovery, Ltd. (South Africa)	2,996	29,268

Dongbu Insurance Co., Ltd. (South Korea)	438	26,485

Hartford Financial Services Group, Inc. (The)	4,575	225,959

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	894	30,143

Lincoln National Corp.	2,269	147,440

Mapfre SA (Spain)	12,200	43,390

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	678	133,857

NN Group NV (Netherlands)	3,910	140,553

Ping An Insurance Group Co. of China, Ltd. (China)	16,500	105,764

Prudential Financial, Inc.	3,630	380,606

Reinsurance Group of America, Inc.	532	66,239

Swiss Life Holding AG (Switzerland)	458	152,785

Swiss Re AG (Switzerland)	2,000	182,334

Travelers Cos., Inc. (The)	943	117,734

Unum Group	2,415	108,627

Validus Holdings, Ltd.	923	49,288

Voya Financial, Inc.	2,169	74,136

		3,202,384

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value

Investment banking/Brokerage (2.3%)

Ameriprise Financial, Inc.	2,110	$254,867

Daiwa Securities Group, Inc. (Japan)	4,000	24,325

E*Trade Financial Corp. †	7,928	274,388

Goldman Sachs Group, Inc. (The)	4,041	853,702

Investor AB Class B (Sweden)	4,330	200,174

Morgan Stanley	3,347	139,704

Partners Group Holding AG (Switzerland)	97	59,439

Raymond James Financial, Inc.	469	33,895

		1,840,494

Lodging/Tourism (0.3%)

Carnival PLC (United Kingdom)	2,576	164,957

Hyatt Hotels Corp. Class A †	610	35,197

TUI AG (Germany)	1,314	20,282

		220,436

Machinery (0.7%)

Atlas Copco AB Class A (Sweden)	1,005	37,187

BWX Technologies, Inc.	1,464	71,150

Cummins, Inc.	2,371	373,907

Mitsubishi Electric Corp. (Japan)	4,500	62,045

NSK, Ltd. (Japan)	3,300	39,332

Sumitomo Heavy Industries, Ltd. (Japan)	3,000	19,558

		603,179

Manufacturing (0.6%)

Carlisle Cos., Inc.	872	88,360

Crane Co.	370	28,705

Jain Irrigation Systems, Ltd. (India) †	29,816	46,674

Oshkosh Corp.	1,516	95,690

Parker Hannifin Corp.	1,597	251,480

		510,909

Media (1.0%)

Interpublic Group of Cos., Inc. (The)	1,093	27,248

Lagardere SCA (France)	699	21,970

Naspers, Ltd. Class N (South Africa)	393	81,374

Walt Disney Co. (The)	6,615	714,023

		844,615

Medical technology (0.7%)

Baxter International, Inc.	4,523	268,259

Bruker Corp.	1,097	29,849

C.R. Bard, Inc.	824	253,322

Hologic, Inc. †	1,041	45,086

		596,516

Metals (1.0%)

Anglo American PLC (United Kingdom) †	1,690	22,677

Boliden AB (Sweden)	4,408	120,655

Fortescue Metals Group, Ltd. (Australia)	6,894	24,845

Hindalco Industries, Ltd. (India)	16,431	51,111

Hitachi Metals, Ltd. (Japan)	700	9,323

Mitsubishi Materials Corp. (Japan)	500	14,108

Newmont Mining Corp.	3,815	130,282

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (89.4%)* cont.	Shares	Value

Metals cont.

Reliance Steel & Aluminum Co.	884	$64,488

Rio Tinto PLC (United Kingdom)	1,330	53,166

Rio Tinto, Ltd. (Australia)	299	13,955

Steel Dynamics, Inc.	6,051	205,673

Timken Co. (The)	1,561	72,040

United Co RUSAL PLC (Russia)	65,000	31,864

voestalpine AG (Austria)	790	35,769

		849,956

Natural gas utilities (0.8%)

Centrica PLC (United Kingdom)	59,662	156,280

Gas Natural SDG SA (Spain)	441	11,107

NiSource, Inc.	5,764	150,267

UGI Corp.	5,950	304,521

Vectren Corp.	657	40,300

		662,475

Office equipment and supplies (0.1%)

Avery Dennison Corp.	1,436	120,997

		120,997

Oil and gas (4.5%)

China Petroleum & Chemical Corp. (China)	38,000	31,161

Cimarex Energy Co.	2,435	261,909

Exxon Mobil Corp.	8,463	681,272

Gazprom Neft PAO ADR (Russia)	2,872	49,973

Indian Oil Corp., Ltd. (India)	5,979	39,797

Lukoil PJSC ADR (Russia)	1,977	94,402

MOL Hungarian Oil & Gas PLC (Hungary)	518	42,126

Nabors Industries, Ltd.	2,560	22,528

OMV AG (Austria)	4,325	225,458

ONEOK, Inc. S	6,378	316,859

Parsley Energy, Inc. Class A †	13,847	410,564

Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	4,881	41,391

Petroleo Brasileiro SA — Petrobras ADR (Brazil) †	1,620	12,944

PTT PCL (Foreign depositary receipts) (Thailand)	3,500	40,385

QEP Resources, Inc. †	1,902	19,020

Repsol SA (Spain)	10,229	171,384

Rowan Cos. PLC Class A †	2,065	24,863

Royal Dutch Shell PLC Class B (United Kingdom)	3,282	90,642

Total SA (France)	5,263	279,469

Valero Energy Corp.	7,393	454,448

Williams Cos., Inc. (The)	13,425	383,955

		3,694,550

Pharmaceuticals (5.2%)

Aspen Pharmacare Holdings, Ltd. (South Africa)	1,470	33,289

Astellas Pharma, Inc. (Japan)	5,500	69,451

AstraZeneca PLC (United Kingdom)	1,149	77,486

Bayer AG (Germany)	1,830	242,782

China Traditional Chinese Medicine Holdings Co., Ltd. (China)	66,000	35,149

Eli Lilly & Co.	5,797	461,267

Emami, Ltd. (India)	1,332	22,481

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value

Pharmaceuticals cont.

GlaxoSmithKline PLC (United Kingdom)	12,502	$274,403

Johnson & Johnson	11,576	1,484,622

Merck & Co., Inc.	8,970	584,037

Mitsubishi Tanabe Pharma Corp. (Japan)	3,700	82,285

Novartis AG (Switzerland)	1,687	138,123

Richter Gedeon Nyrt (Hungary)	2,607	66,639

Roche Holding AG (Switzerland)	1,307	358,681

Sanofi (France)	2,937	290,897

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China)	6,500	24,899

Taro Pharmaceutical Industries, Ltd. (Israel) †	123	13,113

		4,259,604

Power producers (—%)

Concord New Energy Group, Ltd. (China)	110,000	4,870

		4,870

Publishing (0.3%)

John Wiley & Sons, Inc. Class A	507	25,705

News Corp. Class A	3,743	50,081

RR Donnelley & Sons Co.	1,506	17,952

Toppan Printing Co., Ltd. (Japan)	7,000	77,111

Wolters Kluwer NV (Netherlands)	1,457	63,914

		234,763

Railroads (1.4%)

Central Japan Railway Co. (Japan)	900	147,372

Norfolk Southern Corp.	2,587	320,866

Union Pacific Corp.	6,170	680,551

		1,148,789

Real estate (3.3%)

AGNC Investment Corp. R	5,231	108,752

Aldar Properties PJSC (United Arab Emirates)	41,955	25,244

Annaly Capital Management, Inc. R	10,750	128,785

Apartment Investment & Management Co. Class A R	1,641	70,432

Apple Hospitality REIT, Inc. R	2,445	45,770

Barratt Developments PLC (United Kingdom)	8,295	65,462

Brandywine Realty Trust R	2,254	39,287

Brixmor Property Group, Inc. R	4,029	72,683

Camden Property Trust R	1,163	96,890

Chimera Investment Corp. R	2,492	46,351

China Resources Land, Ltd. (China)	14,000	41,142

Colony NorthStar, Inc. Class A R	6,213	87,790

Duke Realty Corp. R	3,493	100,144

Emaar Properties PJSC (United Arab Emirates) †	24,999	48,392

Equity Commonwealth † R	1,030	32,054

Equity Lifestyle Properties, Inc. R	537	45,323

Equity Residential Trust R	3,208	208,809

Forest City Realty Trust, Inc. Class A R	2,992	68,128

Gaming and Leisure Properties, Inc. R	1,000	36,710

HCP, Inc. R	5,488	171,994

Highwoods Properties, Inc. R	1,334	67,234

Kerry Properties, Ltd. (Hong Kong)	15,000	53,031

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (89.4%)* cont.	Shares	Value

Real estate cont.

Liberty Property Trust R	1,350	$55,472

MFA Financial, Inc. R	3,309	27,531

Mid-America Apartment Communities, Inc. R	264	26,912

MRV Engenharia e Participacoes SA (Brazil)	7,728	30,927

New World Development Co., Ltd. (Hong Kong)	65,000	80,911

Nomura Real Estate Holdings, Inc. (Japan)	1,600	34,470

Outfront Media, Inc. R	1,410	32,219

Park Hotels & Resorts, Inc. R	3,187	82,033

Persimmon PLC (United Kingdom)	1,994	63,073

Quality Care Properties, Inc. † R	1,672	28,290

Sekisui Chemical Co., Ltd. (Japan)	2,700	47,442

Senior Housing Properties Trust R	1,317	27,841

Spirit Realty Capital, Inc. R	9,845	71,179

Starwood Property Trust, Inc. R	3,046	67,073

Sun Hung Kai Properties, Ltd. (Hong Kong)	4,000	59,185

Two Harbors Investment Corp. (R)	4,010	40,020

VEREIT, Inc. R	12,041	99,579

Wharf Holdings, Ltd. (The) (Hong Kong)	4,000	34,033

Wheelock and Co., Ltd. (Hong Kong)	14,000	104,741

WP Carey, Inc. R	429	27,984

		2,701,322

Restaurants (1.6%)

Darden Restaurants, Inc.	2,264	201,338

Gourmet Master Co., Ltd. (Taiwan)	1,000	10,971

McDonald’s Corp.	5,830	879,689

Yum! Brands, Inc.	2,375	172,520

		1,264,518

Retail (5.1%)

BGF retail Co., Ltd. (South Korea)	232	28,907

Dixons Carphone PLC (United Kingdom)	2,140	9,060

Harvey Norman Holdings, Ltd. (Australia)	20,657	57,866

Home Depot, Inc. (The)	2,021	310,244

J Sainsbury PLC (United Kingdom)	22,398	81,093

KAR Auction Services, Inc.	1,537	66,967

Kingfisher PLC (United Kingdom)	32,279	135,209

Koninklijke Ahold Delhaize NV (Netherlands)	6,989	154,117

Lowe’s Cos., Inc.	10,295	810,937

Marks & Spencer Group PLC (United Kingdom)	14,644	72,170

METRO AG (Germany)	4,591	153,687

Michaels Cos., Inc. (The) †	2,877	55,612

MSC Industrial Direct Co., Inc. Class A	725	60,857

Poya International Co., Ltd. (Taiwan)	3,000	41,142

PVH Corp.	2,150	227,793

Ross Stores, Inc.	4,488	286,873

TJX Cos., Inc. (The)	8,341	627,327

Toro Co. (The)	884	60,545

Wal-Mart Stores, Inc.	5,661	444,955

Walgreens Boots Alliance, Inc.	5,971	483,770

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	7,500	29,884

		4,199,015

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value

Schools (0.1%)

China Maple Leaf Educational Systems, Ltd. (China)	26,000	$22,455

Estacio Participacoes SA (Brazil)	3,600	19,346

Ser Educacional SA 144A (Brazil)	4,700	34,946

		76,747

Semiconductor (1.6%)

Applied Materials, Inc.	17,417	799,092

Maxim Integrated Products, Inc.	3,989	190,674

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	33,000	222,714

Teradyne, Inc.	3,528	125,420

		1,337,900

Software (4.2%)

Adobe Systems, Inc. †	980	139,023

Amdocs, Ltd.	2,945	190,777

Chinasoft International, Ltd. (China) †	64,000	34,494

F5 Networks, Inc. †	1,202	154,012

Intuit, Inc.	2,602	365,945

Microsoft Corp.	30,036	2,097,708

Tencent Holdings, Ltd. (China)	8,400	288,460

VMware, Inc. Class A † S	1,904	184,974

		3,455,393

Staffing (0.2%)

ManpowerGroup, Inc.	1,091	111,140

Recruit Holdings Co., Ltd. (Japan)	200	10,600

		121,740

Technology services (4.9%)

Alibaba Group Holding, Ltd. ADR (China) † S	2,218	271,616

Alphabet, Inc. Class A †	2,286	2,256,488

AtoS SE (France)	1,315	188,639

Dell Technologies, Inc. Class V †	2,019	140,098

DST Systems, Inc.	314	37,937

Dun & Bradstreet Corp. (The)	1,000	104,710

DXC Technology Co. †	3,432	266,049

eBay, Inc. †	6,772	232,280

Facebook, Inc. Class A †	2,929	443,626

Mixi, Inc. (Japan)	600	37,652

NCSoft Corp. (South Korea)	78	26,369

		4,005,464

Telecommunications (0.8%)

BT Group PLC (United Kingdom)	11,546	46,050

Eutelsat Communications SA (France)	571	14,689

Juniper Networks, Inc.	9,639	282,712

NTT DoCoMo, Inc. (Japan)	2,843	69,747

Orange SA (France)	3,561	62,564

PCCW, Ltd. (Hong Kong)	7,000	4,078

Safaricom, Ltd. (Kenya)	202,383	44,081

Telstra Corp., Ltd. (Australia)	44,513	145,532

		669,453

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (89.4%)* cont.	Shares	Value

Telephone (1.7%)

KDDI Corp. (Japan)	2,300	$63,673

Nippon Telegraph & Telephone Corp. (Japan)	4,000	191,711

Verizon Communications, Inc.	25,003	1,166,140

		1,421,524

Textiles (0.5%)

Carter’s, Inc.	543	44,613

Ralph Lauren Corp.	5,028	340,898

		385,511

Tire and rubber (0.1%)

Hankook Tire Co., Ltd. (South Korea)	857	46,616

		46,616

Tobacco (0.5%)

Altria Group, Inc.	2,328	175,624

British American Tobacco PLC (United Kingdom)	2,791	198,862

		374,486

Toys (0.3%)

Hasbro, Inc.	2,135	224,730

Namco Bandai Holdings, Inc. (Japan)	1,000	35,711

		260,441

Transportation (—%)

EcoRodovias Infraestrutura e Logistica SA (Brazil)	7,883	22,412

		22,412

Transportation services (0.4%)

Aena SA (Spain)	92	18,572

Deutsche Post AG (Germany)	5,170	188,838

Landstar System, Inc.	552	46,120

Royal Mail PLC (United Kingdom)	16,799	95,540

		349,070

Trucks and parts (0.5%)

Allison Transmission Holdings, Inc.	7,096	274,757

JTEKT Corp (Japan)	2,400	36,038

Minth Group, Ltd. (China)	6,000	24,408

Nemak SAB de CV 144A (Mexico)	41,281	40,825

Nexteer Automotive Group, Ltd.	14,000	21,379

		397,407

Waste Management (0.2%)

Waste Management, Inc.	2,623	191,243

		191,243

Water Utilities (0.1%)

China Water Affairs Group, Ltd. (China)	72,000	47,122

		47,122

Total common stocks (cost $64,134,058)		$73,359,989

INVESTMENT COMPANIES (0.7%)*	Shares	Value

SPDR S&P 500 ETF Trust	1,989	$480,224

SPDR S&P MidCap 400 ETF Trust	206	64,554

Total investment companies (cost $506,494)		$544,778

28 Dynamic Asset Allocation Equity Fund

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value

Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	3/22/18	$0.00	1,024	$31,376

Herfy Food Services Co. 144A (Saudi Arabia)	2/7/19	0.00	1,481	22,111

Shanghai International Airport Co., Ltd.
144A (China)	5/7/18	0.00	5,900	32,679

Wuliangye Yibin Co., Ltd. 144A (China)	4/12/18	0.00	6,174	43,338

Total warrants (cost $121,225)				$129,504

		Principal amount/
SHORT-TERM INVESTMENTS (11.7%)*			shares	Value

Putnam Cash Collateral Pool, LLC 1.12% [d]		Shares	1,686,200	$1,686,200

Putnam Short Term Investment Fund 0.89% L		Shares	7,647,192	7,647,192

U.S. Treasury Bills 0.813%, 7/20/17 #			$295,000	294,653

U.S. Treasury Bills 0.792%, 7/6/17 #			7,000	6,995

Total short-term investments (cost $9,635,066)				$9,635,040

TOTAL INVESTMENTS

Total investments (cost $74,396,843)				$83,669,311

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures , references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $82,091,965.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $49,337 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Equity Fund 29

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.6%	Australia	0.9%

Japan	4.2	Sweden	0.8

United Kingdom	3.1	Taiwan	0.8

Germany	2.0	India	0.6

France	2.0	Hong Kong	0.6

China	1.7	Russia	0.5

Switzerland	1.4	Netherlands	0.5

South Korea	1.3	Other	3.0

Spain	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $13,930,332)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	7/19/17	$92,592	$94,595	$(2,003)

	Brazilian Real	Buy	7/3/17	146,015	149,619	(3,604)

	Brazilian Real	Sell	7/3/17	153,504	151,921	(1,583)

	British Pound	Buy	6/21/17	222,905	217,017	5,888

	British Pound	Sell	6/21/17	83,154	83,245	91

	Canadian Dollar	Sell	7/19/17	21,042	21,235	193

	Chilean Peso	Buy	7/19/17	152,815	155,126	(2,311)

	Chilean Peso	Sell	7/19/17	151,315	155,908	4,593

	Euro	Buy	6/21/17	376,247	357,519	18,728

	Indian Rupee	Buy	8/16/17	76,645	76,972	(327)

	Japanese Yen	Sell	8/16/17	34,254	33,818	(436)

	Mexican Peso	Buy	7/19/17	77,483	76,003	1,480

	Mexican Peso	Sell	7/19/17	77,855	75,474	(2,381)

	New Zealand Dollar	Sell	7/19/17	4,247	4,190	(57)

	Norwegian Krone	Buy	6/21/17	16,716	16,723	(7)

	Norwegian Krone	Sell	6/21/17	81,664	80,027	(1,637)

	Singapore Dollar	Buy	8/16/17	81,452	81,529	(77)

	Singapore Dollar	Sell	8/16/17	75,593	74,948	(645)

	Swedish Krona	Buy	6/21/17	81,421	78,720	2,701

	Swedish Krona	Sell	6/21/17	81,421	80,688	(733)

Barclays Bank PLC

	Australian Dollar	Buy	7/19/17	25,691	26,596	(905)

	British Pound	Buy	6/21/17	78,642	74,469	4,173

	British Pound	Sell	6/21/17	78,642	77,390	(1,252)

	Canadian Dollar	Sell	7/19/17	6,668	5,435	(1,233)

	Euro	Buy	6/21/17	41,155	39,252	1,903

	Hong Kong Dollar	Sell	8/16/17	12,342	12,363	21

	Japanese Yen	Buy	8/16/17	100,905	99,638	1,267

	New Zealand Dollar	Buy	7/19/17	5,450	3,734	1,716

	Swedish Krona	Buy	6/21/17	37,653	35,189	2,464

	Swiss Franc	Buy	6/21/17	222,363	214,946	7,417

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $13,930,332) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Buy	7/19/17	$41,581	$42,494	$(913)

	Australian Dollar	Sell	7/19/17	120,362	120,213	(149)

	Brazilian Real	Buy	7/3/17	73,023	75,309	(2,286)

	Brazilian Real	Sell	7/3/17	78,793	74,916	(3,877)

	British Pound	Buy	6/21/17	80,446	79,213	1,233

	British Pound	Sell	6/21/17	205,887	197,198	(8,689)

	Canadian Dollar	Buy	7/19/17	77,128	78,108	(980)

	Danish Krone	Buy	6/21/17	85,040	80,005	5,035

	Euro	Buy	6/21/17	245,921	240,363	5,558

	Euro	Sell	6/21/17	110,760	107,538	(3,222)

	Japanese Yen	Sell	8/16/17	113,116	111,641	(1,475)

	New Taiwan Dollar	Sell	8/16/17	82,404	82,157	(247)

	New Zealand Dollar	Sell	7/19/17	37,444	36,914	(530)

	Norwegian Krone	Buy	6/21/17	74,798	74,829	(31)

	Norwegian Krone	Sell	6/21/17	74,798	75,248	450

	South African Rand	Buy	7/19/17	82,951	84,526	(1,575)

	South African Rand	Sell	7/19/17	75,488	73,604	(1,884)

	Swedish Krona	Buy	6/21/17	277,274	268,278	8,996

	Swedish Krona	Sell	6/21/17	241,787	237,026	(4,761)

Credit Suisse International
	Australian Dollar	Sell	7/19/17	61,481	62,323	842

	Canadian Dollar	Buy	7/19/17	122,768	122,685	83

	Euro	Buy	6/21/17	42,842	41,083	1,759

	Japanese Yen	Buy	8/16/17	172,397	170,661	1,736

	New Zealand Dollar	Sell	7/19/17	27,110	27,956	846

	Norwegian Krone	Buy	6/21/17	3,114	3,527	(413)

	Swedish Krona	Sell	6/21/17	82,204	83,990	1,786

	Swedish Krona	Sell	9/20/17	83,089	83,243	154

	Swiss Franc	Buy	6/21/17	139,455	134,027	5,428

Goldman Sachs International
	Australian Dollar	Buy	7/19/17	4,900	4,694	206

	British Pound	Sell	6/21/17	3,610	3,842	232

	Canadian Dollar	Buy	7/19/17	82,611	82,041	570

	Canadian Dollar	Sell	7/19/17	82,611	81,993	(618)

	Euro	Buy	6/21/17	34,859	32,552	2,307

	Indian Rupee	Buy	8/16/17	157,026	158,082	(1,056)

	Japanese Yen	Buy	8/16/17	219,264	216,544	2,720

	New Zealand Dollar	Sell	7/19/17	81,258	81,050	(208)

	Norwegian Krone	Sell	6/21/17	158,510	153,557	(4,953)

	South African Rand	Buy	7/19/17	6,004	6,382	(378)

	Swedish Krona	Buy	6/21/17	30,650	23,778	6,872

	Swiss Franc	Buy	6/21/17	82,804	80,842	1,962

Dynamic Asset Allocation Equity Fund 31

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $13,930,332) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/19/17	$520	$531	$(11)

	British Pound	Buy	6/21/17	138,590	130,853	7,737

	Canadian Dollar	Sell	7/19/17	5,261	3,793	(1,468)

	Euro	Buy	6/21/17	80,287	63,453	16,834

	Japanese Yen	Buy	8/16/17	69,175	68,315	860

	New Zealand Dollar	Buy	7/19/17	82,603	82,171	432

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/19/17	243,248	249,429	(6,181)

	Brazilian Real	Sell	7/3/17	31	32	1

	British Pound	Sell	6/21/17	209,755	207,600	(2,155)

	Czech Koruna	Buy	7/19/17	82,960	78,125	4,835

	Czech Koruna	Sell	7/19/17	82,960	77,004	(5,956)

	Euro	Buy	6/21/17	21,139	34,293	(13,154)

	Euro	Buy	7/19/17	80,858	76,774	4,084

	Euro	Sell	7/19/17	80,858	77,494	(3,364)

	Japanese Yen	Sell	8/16/17	861,485	850,743	(10,742)

	New Zealand Dollar	Sell	7/19/17	159,757	158,944	(813)

	Norwegian Krone	Buy	6/21/17	164,962	164,247	715

	Norwegian Krone	Sell	6/21/17	164,962	163,650	(1,312)

	Singapore Dollar	Buy	8/16/17	108,580	107,699	881

	Swedish Krona	Sell	6/21/17	40,924	44,843	3,919

	Swiss Franc	Buy	6/21/17	114,851	112,458	2,393

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/19/17	63,485	64,888	(1,403)

	British Pound	Buy	6/21/17	78,513	74,356	4,157

	British Pound	Sell	6/21/17	78,513	78,364	(149)

	Canadian Dollar	Buy	7/19/17	47,492	47,945	(453)

	Czech Koruna	Buy	7/19/17	82,955	78,091	4,864

	Czech Koruna	Sell	7/19/17	82,955	77,077	(5,878)

	Euro	Buy	6/21/17	101,427	97,511	3,916

	Euro	Buy	7/19/17	80,858	76,771	4,087

	Euro	Sell	7/19/17	80,858	77,340	(3,518)

	Euro	Buy	9/20/17	83,045	83,127	(82)

	Japanese Yen	Sell	8/16/17	76,942	75,979	(963)

	New Zealand Dollar	Sell	7/19/17	779	937	158

	Norwegian Krone	Sell	6/21/17	161,020	158,747	(2,273)

	Swedish Krona	Buy	6/21/17	248,296	243,393	4,903

	Swedish Krona	Sell	6/21/17	248,295	245,094	(3,201)

	Turkish Lira	Sell	6/21/17	254	2,334	2,080

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/19/17	26,805	27,788	(983)

	British Pound	Buy	6/21/17	80,318	79,069	1,249

	British Pound	Sell	6/21/17	80,318	77,225	(3,093)

	Euro	Buy	6/21/17	433,145	425,193	7,952

32 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $13,930,332) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Euro	Sell	6/21/17	$433,143	$414,901	$(18,242)

	Japanese Yen	Buy	8/16/17	63,718	62,918	800

	New Zealand Dollar	Sell	7/19/17	27,889	27,134	(755)

	Norwegian Krone	Buy	6/21/17	83,085	81,004	2,081

	Norwegian Krone	Sell	6/21/17	83,085	83,112	27

	Singapore Dollar	Sell	8/16/17	75,521	74,890	(631)

	Swedish Krona	Buy	6/21/17	79,440	76,906	2,534

UBS AG

	Australian Dollar	Sell	7/19/17	22,795	19,055	(3,740)

	British Pound	Buy	6/21/17	89,729	89,564	165

	British Pound	Sell	6/21/17	89,729	88,700	(1,029)

	Canadian Dollar	Buy	7/19/17	296	509	(213)

	Euro	Buy	6/21/17	7,309	3,668	3,641

	Japanese Yen	Buy	8/16/17	217,758	213,934	3,824

	New Zealand Dollar	Sell	7/19/17	60,873	60,361	(512)

	Norwegian Krone	Sell	6/21/17	160,380	157,748	(2,632)

	Swedish Krona	Buy	6/21/17	245,346	237,231	8,115

	Swedish Krona	Sell	6/21/17	245,346	241,120	(4,226)

	Turkish Lira	Sell	6/21/17	535	3,590	3,055

WestPac Banking Corp.

	Australian Dollar	Buy	7/19/17	198,770	204,090	(5,320)

	Canadian Dollar	Buy	7/19/17	82,611	82,009	602

	Euro	Buy	6/21/17	88,833	89,483	(650)

	Japanese Yen	Buy	8/16/17	255,445	252,292	3,153

	New Zealand Dollar	Sell	7/19/17	74,746	73,712	(1,034)

Total						$41,892

FUTURES CONTRACTS OUTSTANDING at 5/31/17
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	78	$5,339,490	Jun-17	$6,705

S&P 500 Index E-Mini (Long)	8	964,440	Jun-17	16,999

S&P 500 Index E-Mini (Short)	6	723,330	Jun-17	(12,779)

Tokyo Price Index (Long)	5	708,804	Jun-17	13,275

Total				$24,200

Dynamic Asset Allocation Equity Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Basic materials	$2,875,129	$109,616	$—

Capital goods	4,312,315	46,674	—

Communication services	2,245,651	—	—

Conglomerates	235,624	—	—

Consumer cyclicals	9,705,485	31,741	—

Consumer staples	7,639,719	—	—

Energy	4,059,014	39,797	—

Financials	14,039,552	180,657	—

Health care	8,832,529	22,481	—

Technology	14,052,927	51,548	—

Transportation	2,231,059	—	—

Utilities and power	2,612,808	35,663	—

Total common stocks	72,841,812	518,177	—

Investment companies	544,778	—	—

Warrants	—	129,504	—

Short-term investments	7,647,192	1,987,848	—

Totals by level	$81,033,782	$2,635,529	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$41,892	$—

Futures contracts	24,200	—	—

Totals by level	$24,200	$41,892	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 5/31/17

ASSETS

Investment in securities, at value, including $1,656,616 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $65,063,451)	$74,335,919
Affiliated issuers (identified cost $9,333,392) (Notes 1 and 5)	9,333,392

Foreign currency (cost $4,253) (Note 1)	4,263

Cash	198

Dividends, interest and other receivables	224,109

Receivable for shares of the fund sold	86,413

Receivable for investments sold	44,600

Receivable for investor servicing fees (Note 2)	16,643

Receivable for variation margin (Note 1)	10,595

Unrealized appreciation on forward currency contracts (Note 1)	205,464

Prepaid assets	12,804

Total assets	84,274,400

LIABILITIES

Payable for investments purchased	54,519

Payable for shares of the fund repurchased	104,934

Payable for compensation of Manager (Note 2)	16,879

Payable for custodian fees (Note 2)	51,429

Payable for Trustee compensation and expenses (Note 2)	6,203

Payable for administrative services (Note 2)	276

Payable for variation margin (Note 1)	15,283

Unrealized depreciation on forward currency contracts (Note 1)	163,572

Collateral on securities loaned, at value (Note 1)	1,686,200

Other accrued expenses	83,140

Total liabilities	2,182,435

Net assets	$82,091,965

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$69,077,480

Undistributed net investment income (Note 1)	782,620

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,893,870

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,337,995

Total — Representing net assets applicable to capital shares outstanding	$82,091,965

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($18,296 divided by 1,435 shares)	$12.75

Offering price per class A share (100/94.25 of $12.75)*	$13.53

Net asset value, offering price and redemption price per class P share
($82,073,669 divided by 6,427,371 shares)	$12.77

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of operations Year ended 5/31/17

INVESTMENT INCOME

Dividends (net of foreign tax of $46,470)	$1,483,501

Interest (including interest income of $42,283 from investments in affiliated issuers) (Note 5)	43,431

Securities lending (net of expenses) (Note 1)	5,018

Total investment income	1,531,950

EXPENSES

Compensation of Manager (Note 2)	417,646

Investor servicing fees (Note 2)	25,424

Custodian fees (Note 2)	95,518

Trustee compensation and expenses (Note 2)	4,201

Administrative services (Note 2)	2,081

Auditing and tax fees	93,248

Other	47,693

Fees waived and reimbursed by Manager (Note 2)	(199,282)

Total expenses	486,529

Expense reduction (Note 2)	(1,287)

Net expenses	485,242

Net investment income	1,046,708

Net realized gain on investments (Notes 1 and 3)	3,908,274

Net realized gain on swap contracts (Note 1)	11,265

Net realized gain on futures contracts (Note 1)	639,096

Net realized gain on foreign currency transactions (Note 1)	68,782

Net realized loss on written options (Notes 1 and 3)	(4,616)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	79,086

Net unrealized appreciation of investments, swaps and futures contracts during the year	5,572,356

Net gain on investments	10,274,243

Net increase in net assets resulting from operations	$11,320,951

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/17	Year ended 5/31/16

Operations

Net investment income	$1,046,708	$682,088

Net realized gain (loss) on investments
and foreign currency transactions	4,622,801	(1,420,037)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	5,651,442	(2,212,416)

Net increase (decrease) in net assets resulting
from operations	11,320,951	(2,950,365)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(210)	(388)

Class P	(923,584)	—

Class Y	—	(617,686)

Net realized short-term gain on investments

Class A	—	(196)

Class Y	—	(310,762)

From net realized long-term gain on investments
Class A	—	(657)

Class Y	—	(1,044,921)

Increase from capital share transactions (Note 4)	12,421,898	16,803,235

Total increase in net assets	22,819,055	11,878,260

NET ASSETS

Beginning of year	59,272,910	47,394,650

End of year (including undistributed net investment
income of $782,620 and $451,138, respectively)	$82,091,965	$59,272,910

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)

Class A

May 31, 2017	$11.05	.15	1.70	1.85	(.15)	—	(0.15)	$12.75	16.84	$18.89		1.30	106

May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109

May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132

May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69

May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73

Class P

May 31, 2017#	$11.41	.14	1.38	1.52	(.16)	—	(0.16)	$12.77	13.39 *	$82,074	.45*	1.20 *	106

* Not annualized.

# For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

	Percentage of average net assets
	Class A	Class P

May 31, 2017	0.29%	0.23%*

May 31, 2016	0.33	—

May 31, 2015	0.50	—

May 31, 2014	0.57	—

May 31, 2013	0.76	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 39

Notes to financial statements 5/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2016 through May 31, 2017.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. The fund began offering class P shares on August 31, 2016. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally are not subject to a contingent deferred sales charge. Class P shares are not subject to a contingent deferred sales charge. Class P shares are sold at net asset value, are generally subject to the same expenses as class A shares, but do not bear a distribution fee and bear a lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. Effective September 30, 2016, the fund has terminated its class Y shares. As of the end of the reporting period, all of the Class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

40 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Dynamic Asset Allocation Equity Fund 41

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

42 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities, and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $20,214 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $48,506 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam

Dynamic Asset Allocation Equity Fund 43

Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,686,200 and the value of securities loaned amounted to $1,656,616.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, and from unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $208,568 to increase undistributed net investment income, $23 to decrease paid-in capital and $208,545 to decrease accumulated net realized gain.

44 Dynamic Asset Allocation Equity Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,786,500

Unrealized depreciation	(1,817,137)

Net unrealized appreciation	8,969,363

Undistributed ordinary income	819,720

Undistributed short-term gain	561,759

Undistributed long-term gain	2,664,390

Cost for federal income tax purposes	$74,699,948

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.596% of the fund’s average net assets.

Effective September 1, 2016, Putnam Management has contractually agreed, through September 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $160,795 as a result of this limit.

Prior to September 1, 2016, Putnam Management had contractually agreed, through August 31, 2016 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $38,487 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly

Dynamic Asset Allocation Equity Fund 45

sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$39	Class Y	37,674

Class P	(12,289)*	Total	$25,424

* During the period, the fund received a credit related to an adjustment in investor servicing agent fees from prior years.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $133 under the expense offset arrangements and by $1,154 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $59, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing

46 Dynamic Asset Allocation Equity Fund

shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$74,726,413	$67,658,228

U.S. government securities (Long-term)	—	—

Total	$74,726,413	$67,658,228

The fund may purchase or sell investments from or to other Putnam funds in the ordinary which can reduce the fund’s transaction costs, at prices determined in accordance with policies approved by the Trustees. During the reporting period, purchases or sales of long or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the beginning of the reporting period	$6,866	$2,249

Options opened	3,260,941	28,955

Options exercised	—	—

Options expired	(14,591)	(4,669)

Options closed	(3,253,216)	(26,535)

Written options outstanding at the end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 5/31/17		YEAR ENDED 5/31/16

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	18	210	113	1,241

	18	210	113	1,241

Shares repurchased	—	—	(1,485)	(15,844)

Net increase (decrease)	18	$210	(1,372)	$(14,603)

Dynamic Asset Allocation Equity Fund 47

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
			TO 5/31/17

Class P			Shares	Amount

Shares sold			9,219,940	$106,567,658

Shares issued in connection with reinvestment of distributions			78,536	923,584

			9,298,476	107,491,242

Shares repurchased			(2,871,105)	(33,718,611)

Net increase			6,427,371	$73,772,631

	YEAR ENDED 5/31/17*		YEAR ENDED 5/31/16†
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,087,903	$12,171,818	3,897,013	$43,731,121

Shares issued in connection with
reinvestment of distributions	—	—	179,234	1,973,368

	1,087,903	12,171,818	4,076,247	45,704,489

Shares repurchased	(6,449,269)	(73,522,761)	(2,599,688)	(28,886,651)

Net increase (decrease)	(5,361,366)	$(61,350,943)	1,476,559	$16,817,838

* Effective September 30, 2016 the fund has liquidated its class Y shares.

† The funds’ May 31, 2016 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the funds’ subscriptions and redemptions activity.

The previously reported amounts were:

Shares sold	8,187,649	$91,826,243

Shares repurchased	(6,890,324)	(76,981,773)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	945	65.9%	$12,049

Class P	888	0.01	11,340

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the				end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$980,739	$21,169,371	$20,463,910	$8,648	$1,686,200

Putnam Short Term
Investment Fund**	1,793,425	31,518,503	25,664,736	42,283	7,647,192

Totals	$2,774,164	$52,687,874	$46,128,646	$50,931	$9,333,392

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

48 Dynamic Asset Allocation Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$5,000

Purchased currency options (contract amount)	$260,000

Written equity option contracts (contract amount) (Note 3)	$6,000

Written currency options (contract amount) (Note 3)	$260,000

Futures contracts (number of contracts)	70

Forward currency contracts (contract amount)	$19,800,000

OTC total return swap contracts (notional)	$26,000

Warrants (number of warrants)	26,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$205,464	Payables	$163,572

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	166,483*	depreciation	12,779*

Total		$371,947		$176,351

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$12,408	$—	$75,140	$—	$87,548

Equity contracts	11,548	(8,698)	639,096	—	11,265	653,211

Total	$11,548	$3,710	$639,096	$75,140	$11,265	$740,759

Dynamic Asset Allocation Equity Fund 49

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$75,471	$—	$75,471

Equity contracts	6,936	462	1,156	—	(294)	$8,260

Total	$6,936	$462	$1,156	$75,471	$(294)	$83,731

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	GoldmanSachs International	HSBC Bank USA, National Association	JPMorganChase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPacBanking Corp.	Total
Assets:

Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$10,595	$—	$—	$—	$—	$10,595

Forward currency contracts #	33,674	18,961	21,272	12,634	14,869	25,863	16,828	—	24,165	14,643	18,800	3,755	205,464

Total Assets	$33,674	$18,961	$21,272	$12,634	$14,869	$25,863	$16,828	$10,595	$24,165	$14,643	$18,800	$3,755	$216,059

Liabilities:

Futures contracts§	—	—	—	—	—	—	—	15,283	—	—	—	—	15,283

Forward currency contracts #	15,801	3,390	30,619	413	7,213	1,479	43,677	—	17,920	23,704	12,352	7,004	163,572

Total Liabilities	$15,801	$3,390	$30,619	$413	$7,213	$1,479	$43,677	$15,283	$17,920	$23,704	$12,352	$7,004	$178,855

Total Financial and Derivative Net Assets	$17,873	$15,571	$(9,347)	$12,221	$7,656	$24,384	$(26,849)	$(4,688)	$6,245	$(9,061)	$6,448	$(3,249)	$37,204

Total collateral received (pledged)†##	$—	$—	$—	$—	$7,656	$—	$—	$—	$—	$—	$—	$—

Net amount	$17,873	$15,571	$(9,347)	$12,221	$—	$24,384	$(26,849)	$(4,688)	$6,245	$(9,061)	$6,448	$(3,249)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $2,930,829 as a capital gain dividend with respect to the taxable year ended May 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 43.57% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 68.33%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

52 Dynamic Asset Allocation Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dynamic Asset Allocation Equity Fund 53

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2017, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Dynamic Asset Allocation Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Equity Fund 55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares.

A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert L. Reynolds	Principal Accounting Officer,
One Post Office Square	Manoj P. Singh	and Assistant Treasurer
Boston, MA 02109
	Officers	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer,	BSA Compliance Officer
State Street Bank	and Compliance Liaison
and Trust Company		Nancy E. Florek
	Robert T. Burns	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2017	$69,580	$ —	$21,456	$ —
May 31, 2016	$63,481	$ —	$18,514	$ —

For the fiscal years ended May 31, 2017 and May 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $373,349 and $648,950 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2017	$ —	$351,893	$ —	$ —

May 31, 2016	$ —	$630,436	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017